UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2018

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2018, Energizer Holdings, Inc. (the “Company”) entered into Amendment No. 3 to Credit Agreement among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto in order to permit the Company to enter into certain commitment letters to pay to Energizer Gamma Acquisition, Inc., a subsidiary of the Company (the “Escrow Issuer”), and/or Energizer Gamma Acquisition B.V., a subsidiary of the Company (the “EUR Issuer”), (i) such additional amounts that when taken together with the amount of funds held in the applicable escrow account, will be sufficient to pay the special redemption price related to the sale by the Escrow Issuer of $500,000,000 aggregate principal amount of 6.375% Senior Notes due 2026 (the “USD Notes”) and/or the sale by the EUR Issuer of €650,000,000 aggregate principal amount of 4.625% Senior Notes due 2026 (the “EUR Notes”) solely in the event a special redemption occurs, (ii) such additional amounts that will be sufficient to pay accrued and unpaid interest on any interest payment date with respect to the USD Notes and the EUR Notes occurring prior to the date of the special redemption and (iii) such additional amounts that will be sufficient to pay upfront fees, discounts, commissions or original issue discount with respect to the USD Notes and the EUR Notes.

The foregoing description of Amendment No. 3 to Credit Agreement is qualified in its entirety by reference to Amendment No. 3 to Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On June 21, 2018, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the pricing of the USD Notes and the EUR Notes offerings.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No. 3 to Credit Agreement, dated as of June 21, 2018, by and among Energizer Holdings, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

99.1	Press Release dated June 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: June 22, 2018